                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /X/ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           DAMEN FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

          PAUL J. DUGGAN AND THE COMMITTEE TO ENHANCE SHAREHOLDER VALUE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                PAUL J. DUGGAN
                 AND THE COMMITTEE TO ENHANCE SHAREHOLDER VALUE
                            53 West Jackson Boulevard
                                Chicago, IL 60604
                                 (312) 294-6440

       Materials in Opposition to Management and the Board of Directors of
            Damen Financial Corporation and in Support of Shareholder
                    Proposition to Sell or Merge the Company

              RE: ANNUAL MEETING OF SHAREHOLDERS - JANUARY 25, 1999

December 23, 1998

Dear Fellow Shareholder:

The Damen Financial Corporation Committee to Enhance Shareholder Value (comprising of Paul J. Duggan, Vincent Cainkar, J. Dennis Huffman, Jackson Boulevard Equities, L.P. and Jackson Boulevard Investments, L.P., Jackson Boulevard Capital Management, Inc., and Jackson Boulevard Partners) has filed proxy materials with the Securities and Exchange Commission concerning the upcoming Damen Financial Corporation (the "Company") annual meeting. We intend to use those materials to solicit proxies to elect Paul J. Duggan, Vincent Cainkar, and J. Dennis Huffman as directors of the Company and to support the shareholder proposition concerning the sale or merger of the Company.

It is likely you will receive an annual report, proxy statement and proxy card from the Company's management and Board before our materials arrive, and you will be asked to return the Company's proxy card.

We encourage you NOT to vote your shares until you receive and review our proxy materials. Thank you for your consideration.

Sincerely,

PAUL J. DUGGAN

Paul J. Duggan

THIS LETTER DOES NOT CONSTITUTE A SOLICITATION OF PROXIES FOR ANY MEETING OF DAMEN FINANCIAL CORPORATION'S STOCKHOLDERS. ANY SUCH SOLICITATION WILL BE MADE ONLY PURSUANT TO PROXY MATERIALS COMPLYING WITH THE REQUIREMENTS OF SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER.

BENEFICIAL OWNERSHIP OF SHARES BY PARTICIPANTS IN THE SOLICITATION
     The following table shows, as of December 15, 1998 (except as otherwise noted), the shares of Damen Common Stock beneficially owned by the participants in the solicitation of proxies pursuant to this Proxy Statement. Unless otherwise indicated, each participant has sole voting and investment power over the shares beneficially owned.


                                                              SHARES BENEFICIALLY
                                                                     OWNED AT          PERCENT
BENEFICIAL OWNER                                               DECEMBER 15, 1998       OF CLASS
----------------                                              -------------------      --------
     Paul J. Duggan(1)                                              266,600               9.0%

     Jackson Boulevard Capital Management, Ltd.(2)                   92,200               3.1%

     Jackson Boulevard Equities, L.P.                                60,622               2.0%

     Jackson Boulevard Investment, L.P.                              31,578               1.1%

     Jackson Offshore Funds                                               0                 0%

     Jackson Boulevard Partners                                     174,000               5.9%

     Vincent Cainkar(3)                                               4,200               *

     J. Dennis Huffman                                                3,000               *

*Less than 0.1%.


--------
         1 Includes 400 shares held in Mr. Duggan's own name, 174,000 shares held by Jackson Partners, 60,622 shares held by Jackson Equities and 31,578 shares held by Jackson Investments. Mr. Duggan is one of two general partners of Jackson Partners and shares voting and investment power concerning the shares held by Jackson Partners with Deborah Duggan, Mr. Duggan's spouse. Mr. Duggan is the sole stockholder and a director and officer of Jackson Boulevard Capital Management, Ltd. which is the sole general partner of Jackson Equities and Jackson Investments. Mr. Duggan, Jackson Capital, Jackson Equities, and Jackson Investments have shared voting and investment power with regard to the 92,200 shares held by Jackson Equities and Jackson Investments.

         2 All 92,000 shares are beneficially owned as sole general partner of Jackson Equities and Jackson Investments.

         3 Mr. Cainkar has sole voting and investment power with regard to 100 shares held in his own name and has shared voting and investment power with respect to the 4,100 shares held jointly by him and Cathy Cainkar, Mr. Cainkar's wife.

                                  PAUL J. DUGGAN
                 AND THE COMMITTEE TO ENHANCE SHAREHOLDER VALUE
                            53 WEST JACKSON BOULEVARD
                                CHICAGO, IL 60604
                                 (312) 294-6440


     SINCE YOU HOLD YOUR SHARES THROUGH A BROKERAGE FIRM OR BANK, YOUR PROXY MATERIALS WILL BE FORWARDED DIRECTLY TO YOU BY YOUR BANK OR BROKERAGE FIRM.

     TO HELP US COMMUNICATE WITH YOU, WE WOULD APPRECIATE IT IF YOU WOULD TAKE A FEW MINUTES TO FILL OUT THE INFORMATION REQUESTED BELOW.

     AT YOUR REQUEST, WE WOULD ALSO BE PLEASED TO FORWARD COPIES OF OUR MATERIALS TO YOUR PERSONAL STOCK BROKER OR FINANCIAL ADVISOR.

     THANK YOU FOR YOUR TIME AND COOPERATION.

SHAREHOLDER INFORMATION

NAME:  ___________________________________________________________________
ADDRESS: _________________________________________________________________
CITY: _________________________   STATE:  ______________  ZIP: ___________
PHONE: ______________________________   FAX:  ____________________________
I HOLD MY DAMEN FINANCIAL SHARES THROUGH:  _______________________________
                                         (NAME OF BROKERAGE FIRM OR BANK)
             NUMBER OF SHARES OWNED:  ____________________________________

STOCK BROKER OR FINANCIAL ADVISOR INFORMATION

NAME:  ___________________________________________________________________
FIRM:  ___________________________________________________________________
ADDRESS: _________________________________________________________________
CITY: _________________________   STATE:  ______________   ZIP:  _________
PHONE: ______________________________   FAX:  ____________________________


     PLEASE RETURN THIS FORM TO OUR ATTENTION AT THE ADDRESS INDICATED ABOVE. IF YOU PREFER, YOU MAY FAX IT TO OUR OFFICES AT (312) 294-6449.